                                                                 Exhibit (e)(ii)


                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

Fund                                                                                                   Effective Date
----                                                                                                   --------------
Schwab International Index Fund - Investor Shares                                                      July 21, 1993

Schwab International Index Fund - Select Shares                                                        April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                                          October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                                            April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset   Director-High Growth Fund)       September 25, 1995

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset Director-Balanced Growth Fund)   September 25, 1995

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset Director-Conservative
Growth Fund)                                                                                           September 25, 1995

Schwab S&P 500 Fund - e.Shares                                                                         February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                                                  February 28, 1996

Schwab S&P 500 Fund - Select Shares                                                                    April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                                      May 21, 1996

Schwab International MarketMasters Fund (formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)                                               September 2, 1996

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager Growth Portfolio and Schwab     October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab MarketManager Balanced Portfolio and      October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab MarketManager Small Cap Portfolio and    August 3, 1997
Schwab OneSource Portfolios-Small Company)

Institutional Select S&P 500 Fund                                                                      October 28, 1998

Institutional Select Large Cap-Value Index Fund                                                        October 28, 1998

Institutional Select Small-Cap Value Index Fund                                                        October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                                                 April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                                                   April 15, 1999

Fund                                                                                                   Effective Date
----                                                                                                   --------------
Communications Focus Fund                                                                              May 15, 2000

Financial Services Focus Fund                                                                          May 15, 2000

Health Care Focus Fund                                                                                 May 15, 2000

Technology Focus Fund                                                                                  May 15, 2000

Schwab Hedged Equity Fund                                                                              August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                                                         June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                                           June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                                                          September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                                            September 2, 2003


                                           SCHWAB CAPITAL TRUST

                                           By: /s/  Stephen B. Ward
                                               --------------------------------
                                               Stephen B. Ward,
                                               Senior Vice President
                                               and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By: /s/  Fred Potts
                                               --------------------------------
                                               Fred Potts,
                                               Senior Vice President


Dated as of August 29, 2003